SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                 (Amendment No.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under Rule 14a-12

                              THE LOU HOLLAND TRUST
                (Name of Registrant as Specified in Its Charter)
 ------------------------------------------------------------------------------
    (Name of person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filling.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

                              THE LOU HOLLAND TRUST
                                   GROWTH FUND

                        ONE NORTH WACKER DRIVE, SUITE 700
                             CHICAGO, ILLINOIS 60606
                                 1-800-295-9779

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 30, 2004

To the Shareholders of Lou Holland Growth Fund:

         NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders of Lou Holland Growth Fund, the only series of The Lou Holland Trust (the "Trust"), will be held at the principal executive office of the Trust, located at One North Wacker Drive, Suite 700, Chicago, Illinois 60606, on Thursday, December 30, 2004 at 11:00 a.m., Central time. This meeting is being held so that shareholders can vote on proposals to:

         1.   Elect the following individuals as Trustees:
              James H. Lowry                Carla S. Carstens
              JoAnn Sannasardo Lilek        Robert M. Steiner

         2. Transact such other business as may properly come before the meeting or any adjournment thereof.

         Shareholders of record as of the close of business on November 22, 2004, are the only persons entitled to notice of and to vote at the meeting and any adjournment thereof.

November 29, 2004

                                    By order of the Board of Trustees,



                                    Monica L. Walker
                                    Secretary


                             YOUR VOTE IS IMPORTANT.
                 PLEASE RETURN YOUR PROXY VOTING CARD PROMPTLY.

WE URGE YOU TO COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE MEETING. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN RESPONDING PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                                 PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS OF
                              THE LOU HOLLAND TRUST
                                   GROWTH FUND

                         TO BE HELD ON DECEMBER 30, 2004

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of The Lou Holland Trust (the "Trust") for use at the Annual Meeting of Shareholders of Lou Holland Growth Fund (the "Fund"), to be held on Thursday, December 30, 2004 at 11:00 a.m. Central time, and at any adjournments thereof (the "Meeting"). The Meeting will be held at the principal executive office of the Trust, located at One North Wacker Drive, Suite 700, Chicago, Illinois 60606. The purpose of the Meeting is set forth in the accompanying Notice of Annual Meeting of Shareholders.

This Proxy Statement and the accompanying proxy card were first being mailed to shareholders on or about November 29, 2004. Supplementary solicitations may be made by mail, telephone, facsimile, or other electronic means or by personal contact by officers or employees of the Trust or the Fund's Investment Manager, Holland Capital Management, L.P. (the "Investment Manager").

The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be borne by the Fund. These expenses will include the printing, mailing and tabulation of proxies. The Fund will also reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. By voting immediately, you can help the Fund avoid the considerable expense of a second proxy.

ADDITIONAL INFORMATION ABOUT THE FUND CAN BE FOUND IN THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. FOR FREE COPIES OF THESE REPORTS, CALL 1-800-295-9779 OR WRITE TO THE LOU HOLLAND TRUST, C/O U.S. BANCORP FUND SERVICES, LLC, P.O. BOX 701, MILWAUKEE, WISCONSIN 53201-0701. YOU CAN ALSO OBTAIN COPIES OF THIS INFORMATION BY VISITING THE FUND'S WEBSITE AT WWW.HOLLANDCAP.COM.

                               VOTING INFORMATION

The Board of Trustees has fixed the close of business on November 22, 2004 (the "Record Date") as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate factional vote for each factional share held. There is no cumulative voting in the election of Trustees. As of the Record Date, the total number of issued and outstanding shares of beneficial interest of the Fund was 2,229,754.361.

If the enclosed proxy is executed and returned that vote may nevertheless be revoked at any time prior to its use by (i) delivering a written notification of revocation to the Trust, (ii) giving a later-dated proxy, or (iii) attending the Meeting and voting in person. A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use the Trust receives written notification to the contrary from any one of such persons.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter.)

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting, either in person or by proxy. When voting on a proposed adjournment, the persons named as proxies will vote those proxies for which they are required to vote FOR the proposals in favor of the adjournment, and will vote those proxies for which they are required to vote AGAINST such proposals against the adjournment.

VOTING RIGHTS OF CERTAIN VARIABLE CONTRACT OWNERS. Owners of record as of the Record Date of certain variable annuity contracts issued by a participating insurance company have the right to instruct their insurance company as to the manner in which the Fund shares attributable to their variable contracts should be voted. The insurance company will vote such shares at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. The insurance company will vote shares attributable to variable contracts as to which no voting instructions are received in the same proportion as shares for which timely instructions are received. Variable contract owners should contact their insurance company for further information on how to give or revoke voting instructions, including any applicable deadlines.

VOTE REQUIRED. Approval of Proposal 1 requires the affirmative vote of a plurality of the shares voted in person or by proxy at the Meeting with respect to each nominee for Trustee.

                                   PROPOSAL 1
                              ELECTION OF TRUSTEES

At the Meeting, the shareholders of the Trust will be asked to vote upon the election of the four nominees named below as Trustees. It is intended that the enclosed proxy will be voted FOR the election of each of the nominees, unless such authority has been withheld in the proxy. If elected, each Trustee will serve during the lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

Pursuant to the Trust's governing instruments, the Trustees have determined to fix the number of Trustees at five. Currently, the Board of Trustees consists of three members due to the prior resignation of two Trustees. For purposes of this Proxy Statement, Trustees who are interested persons of the Trust, within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended, are referred to as "interested Trustees," while Trustees who are not interested persons of the Trust are referred to as "independent Trustees." The current Trustees include one interested Trustee and two independent Trustees.

Louis A. Holland and Lester H. McKeever, both current Trustees, were elected as Trustees by shareholders at the Trust's initial meeting of shareholders held on March 29, 1996. Mr. Holland is not required to stand for re-election in order to continue to serve as a Trustee, and Mr. McKeever has expressed his intention to resign from the Board upon the election and qualification of his successor at the Meeting.

The nominees are James H. Lowry, Carla S. Carstens, JoAnn Sannasardo Lilek and Robert M. Steiner. Mr. Lowry is currently an independent Trustee of the Trust and has served in that capacity since being appointed to the Board of Trustees on November 19, 2002. Mr. Lowry was selected by the then-other independent Trustees of the Trust to fill a vacancy on the Board. Carla S. Carstens and JoAnn Sannasardo Lilek were selected as nominees by the current independent Trustees of the Trust. They were recommended to the independent Trustees by a third-party search firm, chosen at the direction of the independent Trustees to assist in identifying potential nominees. Mr. Steiner was recommended to the independent Trustee by the Trust's President at the invitation of the independent Trustees. The proxies cannot be voted for a greater number of persons than the number of nominees named.

Each nominee has consented to serve as a Trustee if elected. If, for any reason, any nominee should not be available for election or be able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the Board may designate. The Trust has no reason to believe that it will be necessary to designate a substitute nominee.

In the event a vacancy occurs on the Board of Trustees for any reason, the remaining Trustees may fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the election of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

INFORMATION ABOUT THE NOMINEES, TRUSTEES AND OFFICERS

Listed below, for each nominee, Trustee and officer of the Trust, are his or her name, age and address; position(s) and length of service with the Trust; principal occupation(s) during the past five years; the number of funds in the Fund Complex overseen by the Trustee and nominee; and any other directorships held by the Trustee of nominee.

                           TERM OF                                  NUMBER OF
                           OFFICE                                  PORTFOLIOS
                             AND                                     IN FUND         OTHER
              POSITION(S)  LENGTH      PRINCIPAL                     COMPLEX      DIRECTORSHIPS
     NAME,       HELD        OF      OCCUPATION(S)                 OVERSEEN BY       HELD BY
   ADDRESS,*     WITH       TIME       DURING PAST                  TRUSTEE OR       TRUSTEE
    AND AGE      TRUST     SERVED      FIVE YEARS                    NOMINEE**      OR NOMINEE
NOMINEES FOR INDEPENDENT TRUSTEES

James H.      Independent  2 years   Vice President, The               1            None
Lowry         Trustee and            Boston Consulting
              Nominee                Group; President &
Age 65                               CEO, James H. Lowery
                                     & Associates

Carla S.      Nominee                Principal, Carstens               1            None
Carstens                             Associates (Management
                                     Consulting); Merger
Age 53                               Integration Manager,
                                     BP P.L.C./AMOCO
                                     Corporation (Global
                                     Energy Company)


                                       4

                           TERM OF                                  NUMBER OF
                           OFFICE                                  PORTFOLIOS
                             AND                                     IN FUND         OTHER
              POSITION(S)  LENGTH      PRINCIPAL                     COMPLEX      DIRECTORSHIPS
     NAME,       HELD        OF      OCCUPATION(S)                 OVERSEEN BY       HELD BY
   ADDRESS,*     WITH       TIME       DURING PAST                  TRUSTEE OR       TRUSTEE
    AND AGE      TRUST     SERVED      FIVE YEARS                    NOMINEE**      OR NOMINEE
JoAnn         Nominee                Chief Financial Officer,          1            None
Sannasardo                           DSC Logistics (Third-
Lilek                                Party Logistics Provider);
                                     Executive Vice President,
Age 48                               Office of the Chairman,
                                     ABN AMRO North America,
                                     Inc.; Executive Vice President
                                     and Chief Financial Officer,
                                     ABN AMRO Wholesale
                                     Banking North America;
                                     Group Senior Vice President
                                     and Corporate Controller, ABN
                                     AMRO North America, Inc.

Robert M.     Nominee                Vice Chairman, Executive          1            None
Steiner                              Vice President, Rothchild
Age 69                               Investment Corporation

INTERESTED TRUSTEE

Louis A.      Trustee and  8 years   Managing Partner and              1            Board of
Holland***    President             Chief Investment Officer,                       Directors
                                     Holland Capital                                of the
Age 62                               Management, L.P.                               Packaging
                                                                                    Corporation of
                                                                                    America, Mason
                                                                                    Street Funds,
                                                                                    Inc./ Northwestern
                                                                                    Mutual Series
                                                                                    Fund, Inc.

OTHER OFFICERS****

Laura J.      Treasurer    8 years   Partner and Portfolio              Not         Not
Janus                                Manager, Holland                   Applicable  Applicable
                                     Capital
Age 57                               Management, L.P.

Monica L.     Secretary    8 years   Partner and Portfolio              Not         Not
Walker                               Manager, Holland                   Applicable  Applicable
                                     Capital
Age 45                               Management, L.P.

* The address of each Trustee and nominee is One North Wacker Drive, Suite 700, Chicago, Illinois 60606.

** As used in this Proxy Statement, the term "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or that have a common investment adviser or investment advisers that are affiliated with one another. As applied to the Trust, the term "Fund Complex" includes only the Growth Fund.

*** Mr. Holland is an "interested person" of the Fund because of his employment by and ownership interest in the Fund's investment adviser and principal underwriter, Holland Capital Management, L.P.

**** Louis A. Holland, an interested Trustee, also serves as President of the Trust.

OWNERSHIP BY TRUSTEES AND NOMINEES OF SHARES IN THE FUND

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee and nominee in the Fund as of November 22, 2004.

                                                         AGGREGATE DOLLAR
                                                         RANGE OF EQUITY
                                                     SECURITIES IN ALL FUNDS
                             DOLLAR RANGE OF        OVERSEEN OR TO BE OVERSEEN
                            EQUITY SECURITIES         BY TRUSTEE OR NOMINEE IN
NAME OF TRUSTEE OR NOMINEE     IN THE FUND        FAMILY OF INVESTMENT COMPANIES

INTERESTED TRUSTEE

Louis A. Holland           $50,001 - $100,000           $50,001 - $100,000

INDEPENDENT TRUSTEES AND NOMINEES

Lester H. McKeever         $50,001 - $100,000           $50,001 - $100,000

James H. Lowry                    None                         None

Deborah A. House                  None                         None

Carla S. Carstens                 None                         None

JoAnn Sannasardo Lilek            None                         None

As of November 22, 2004, the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

OFFICER AND TRUSTEE COMPENSATION

The officers of the Trust and the Trustees who are interested persons of the Trust are compensated by the Fund's Investment Manager, and receive no compensation from the Trust. Currently, each independent Trustee receives $2,000 per Board meeting attended and $2,000 per Audit Committee meeting attended. The following table sets forth information describing the compensation received by each independent Trustee from the Trust for the fiscal year ended December 31, 2003.

COMPENSATION TABLE*

                                   PENSION OR
                                   RETIREMENT      ESTIMATED          TOTAL
                                    BENEFITS        ANNUAL        COMPENSATION
                    AGGREGATE      ACCRUED AS      BENEFITS      FROM FUND AND
 NAME OF PERSON,   COMPENSATION   PART OF FUND       UPON         FUND COMPLEX
     POSITION        FROM FUND      EXPENSES      RETIREMENT   PAID TO TRUSTEES

James H. Lowry,       $1,250          None           None           $1,250
Trustee and Member
of Audit Committee

Lester H. McKeever,   $2,250          None           None           $2,250
Trustee and Member
of Audit Committee

Kenneth R. Meyer,*      $500          None           None             $500
Trustee and Member
of Audit Committee

* The Trust has not adopted any pension or retirement plan that would provide benefits to Trustees upon retirement from service on the Board of Trustees.

**   Mr. Meyer resigned from the Board of Trustees effective March 17, 2003.

MEETINGS OF THE BOARD OF TRUSTEES

The Board of Trustees held four meetings during the fiscal year ended December 31, 2003. No incumbent Trustee during such period attended fewer than 75% of the total number of meetings of the Board and the total number of meetings held by committees of the Board on which the Trustee served.

COMMITTEES OF THE BOARD OF TRUSTEES

The Board of Trustees has established an Audit Committee, which oversees the Trust's accounting policies and procedures and other areas relating to the Trust's auditing processes. The Audit Committee selects the Trust's independent public accountants, approves the terms of their engagement and compensation, and meets with the Trust's independent public accountants at least once annually to discuss the scope and results of the annual audit of the Fund and such other matters as the Audit Committee members may deem appropriate or desirable. The members of the Audit Committee are James H. McKeever and James H. Lowry, each of whom is an independent Trustee. The Audit Committee held one meeting during the fiscal year ended December 31, 2003.

The Board of Trustees has established a Nominating Committee, which is responsible for making nominations for independent Trustees membership on the Board. The members of the Committee are James H. McKeever and James H. Lowry, each of whom is an independent Trustee. The Committee did not hold any meetings during the fiscal year ended December 31, 2003. A copy of the Nominating Committee's charter is included as Appendix A to this Proxy

Statement. The Trust currently does not maintain a copy of the charter on the Fund's website located at www.hollandcap.com, although it may do so in the future. The Committee will consider independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the same criteria applied to candidates presented to the Committee by a search firm or other sources. The names of such candidates should be submitted to the Chairperson of the Committee in writing at the address maintained for communications with independent Trustees, as described below. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an independent Trustee of the Trust. In evaluating independent Trustee candidates, the Committee will consider the candidate's independence and such other criteria as the Committee deems appropriate, including, without limitation, integrity, business experience, education, accounting and financial experience, age, diversity, reputation, civic and community relationships, and knowledge about the industry and the Trust's business. All nominees must be willing and able to devote adequate time and effort to his or her duties and responsibilities as an independent Trustee.

It is anticipated that each nominee for independent Trustee, if elected, will be appointed by the Board of Trustees to serve on both the Audit Committee and the Nominating Committee.

PROCESS FOR COMMUNICATING WITH THE BOARD OF TRUSTEES

Shareholders may communicate with the Board of Trustees or one or more specified individual Trustees by writing to the Board or the specified Trustees, as applicable, of The Lou Holland Trust c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting. The current process for collecting and organizing shareholder communications requires that the Board receive copies of all communications addressed to it. The Fund is not required to hold annual meetings and therefore does not have a policy with regard to Trustees' attendance at such meetings. The Trust did not hold an annual meeting during the prior year.

                        THE BOARD OF TRUSTEES RECOMMENDS
                    THAT YOU VOTE "FOR" EACH OF THE NOMINEES.

--------------------------------------------------------------------------------

                                OTHER INFORMATION

SERVICE PROVIDERS

INVESTMENT MANAGER AND DISTRIBUTOR. Holland Capital Management, L.P., located at One North Wacker Drive, Suite 700, Chicago, Illinois 60606, serves as the Fund's investment adviser and principal underwriter.

ADMINISTRATOR. Fiduciary Management, Inc., located at 225 East Mason Street, Milwaukee, Wisconsin 53202, serves as the Fund's administrator.

TRANSFER AGENT. U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, Wisconsin 53201-0701, serves as the Fund's transfer agent and dividend disbursing agent.

PRINCIPAL SHAREHOLDERS

The following table sets forth certain information with respect to each person who owned of record or beneficially more than five percent of the Fund's outstanding voting securities as of November 22, 2004.

                                    NUMBER OF           PERCENTAGE OF
NAME AND ADDRESS                   SHARES OWNED          SHARES OWNED

VALIC Separate Account A          1,773,736.759             79.55%
2919 Allen Pkwy # L7-01
Houston, TX 77019-2142

Fund shares are sold to VALIC Separate Account A as a funding option for certain variable annuity contracts issued by The Variable Annuity Life Insurance Company ("VALIC"). As described above, owners of such contracts have the right to instruct VALIC as to the manner in which the Fund shares attributable to their variable contracts should be voted.

INDEPENDENT ACCOUNTANTS

The firm of KPMG LLP has been selected as the independent accountant for the Trust for the current fiscal year. Representatives of KPMG are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT FEES. The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG for the audit of the Trust's annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements were $13,650 for the fiscal year ended December 31, 2003, and $13,000 for the fiscal year ended December 31, 2002.

AUDIT-RELATED FEES. There were no fees billed in either of the last two fiscal years for assurance and related services rendered by KPMG to the Trust that are reasonably related to the performance of the audit of the Trust's financial statements and are not reported under the heading "Audit Fees" above.

In addition, the Audit Committee pre-approves KPMG's engagements for audit-related services with the Fund's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust (together with the Fund's investment adviser, "Service Affiliates"), which engagements relate directly to the operations and financial reporting of the Fund. No such services were provided for the fiscal year ended December 31, 2003 or the fiscal year ended December 31, 2002.

TAX FEES. The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG to the Trust for tax compliance, tax advice, and tax planning were $2,000 for the fiscal year ended December 31, 2003, and $1,900 for the fiscal year ended December 31, 2002. The services for which these fees were paid included tax review services.

In addition, the Audit Committee pre-approves KPMG's engagements for tax services with the Fund's Service Affiliates, which engagements relate directly to the operations and financial reporting of the Fund. No such services were provided for the fiscal year ended December 31, 2003 or the fiscal year ended December 31, 2002.

ALL OTHER FEES. There were no fees billed in either of the last two fiscal years for products and services provided by KPMG, other than the services reported above.

In addition, the Audit Committee pre-approves KPMG's engagements for other services with the Fund's Service Affiliates, which engagements relate directly to the operations and financial reporting of the Fund. No such services were provided for the fiscal year ended December 31, 2003 or the fiscal year ended December 31, 2002.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. The pre-approval policies and procedures of the Audit Committee of the Board of Trustees require that the Audit Committee evaluate and approve, if found appropriate, each proposed engagement of any independent accountant to provide audit and non-audit services to the Trust. The Audit Committee must also evaluate and approve, if found appropriate, any engagement of the independent accountant to provide non-audit services to any of the Trust's Service Affiliates, where the nature of the proposed services may have a direct impact on the operations and financial reporting of the Trust. In evaluating a proposed engagement of the independent accountant to provide a non-audit service to any of the Trust's Service Affiliates, the Audit Committee must assess and determine the effect such service might reasonably be expected to have on the accountant's independence as it relates to the audit of the Trust's financial statements. The provision of certain specified non-audit services to the Trust's investment adviser, if not pre-approved by the Audit Committee, may be approved by the Chair of the Committee, provided that the Chair reports any such approvals to the Audit Committee at its next regular meeting. Notwithstanding the foregoing, specific pre-approval is not required with respect to a particular non-audit service rendered to the Trust if: (i) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid to the independent accountant by the Trust, its investment adviser, and any affiliate of the investment adviser that provides ongoing services to the Trust during the fiscal year in which the services are provided; (ii) such services were not recognized by the Trust at the time of engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit of the Trust by the Chair of the Committee.

There were no non-audit services rendered by KPMG to the Trust, as described above, for which pre-approval by the Audit Committee was waived pursuant to the de minimus exception under Rule 2-01 of Regulation S-X, as promulgated by the Securities and Exchange Commission. There were no non-audit services rendered by KPMG to Service Affiliates, as described above, for which pre-approval by the Audit Committee was waived pursuant to the de minimus exception.

AGGREGATE NON-AUDIT FEES. The aggregate non-audit fees billed in each of the last two fiscal years for services rendered by KPMG to the Trust and its Service Affiliates were $11,500 for the fiscal year ended December 31, 2003, and $10,900 for the fiscal year ended December 31, 2002. The Audit Committee considered whether the provision of non-audit services that were rendered to Service Affiliates and that were when rendered not required to be approved or pre-approved by the Audit Committee is compatible with maintaining KPMG's independence.

OTHER BUSINESS

The proxy holders have no present intention of bringing any other matter before the Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees is aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

The Trust does not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of The Lou Holland Trust c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

                                    By order of the Board of Trustees,



                                    Monica L. Walker
                                    Secretary

PLEASE EXECUTE THE ENCLOSED PROXY CARD, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, THUS AVOIDING UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                                                      APPENDIX A

                              THE LOU HOLLAND TRUST

                  NOMINATING COMMITTEE OF THE BOARD OF TRUSTEES

                                     CHARTER

1. The Nominating Committee shall consist entirely of Trustees who are not "interested persons" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amendment (the "1940 Act"). The Committee shall elect from its membership a Chairperson, who shall, if present, preside at Committee meetings. Two independent Trustees shall constitute a quorum.

2. The Committee shall make nominations for independent Trustee membership on the Board of Trustees. The Committee shall evaluate candidates' qualifications for Board membership and their independence from Holland Capital Management, L.P., the Growth FundInvestment Manager, and other principal service providers of the Trust. The selection of independent Trustees shall be committed solely to the discretion of the independent Trustees of the Trust; persons so selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with the Investment Manager or other service providers of the Trust.

3. The Committee shall also consider such other criteria as it deems appropriate in evaluating a candidate, including, without limitation, integrity, business experience, education, accounting and financial experience, age, diversity, reputation, civic and community relationships, and knowledge about the industry and the Trust's business. All nominees must be willing and able to devote adequate time and effort to his or her duties and responsibilities as an independent Trustee.

4. The Committee will consider independent Trustee candidates recommended by fund shareholders. Any such candidates will be considered based upon the same criteria applied to candidates presented to the Committee by a search firm or other sources. The names of such candidates should be submitted to the Chairperson of the Committee in writing at the address maintained for communications with the independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an independent Trustee of the Trust.

5. The Committee shall meet as frequently as it deems necessary to discharge its duties, with or without prior written notice.

6. The Committee shall review this Charter periodically and recommend any changes to the full Board of Trustees.

                                                                      PROXY CARD

                              THE LOU HOLLAND TRUST
                                   GROWTH FUND

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

The undersigned, revoking previous proxies, hereby appoints Louis A. Holland, Laura L. Janus, and Monica L. Walker, or any one of them, attorneys, with full power of substitution, to represent the undersigned and to vote on behalf of the undersigned all shares of the Lou Holland Growth Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the principal executive office of The Lou Holland Trust, One North Wacker Drive, Suite 700, Chicago, Illinois 60606, on Thursday, December 30, 2004, at 11:00 a.m., Central time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of Annual Meeting and the accompanying Proxy Statement is hereby acknowledged.

          Date:
                   -----------------------------------------------------

          Note:    Please sign exactly as your name appears on this proxy.
                   When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

          --------------------------------------

          --------------------------------------
          Signature(s) (Title(s), if applicable)

          PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENVELOPE PROVIDED

Please refer to the Proxy Statement for a discussion of the proposal.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS TRUSTEES.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

Please indicate your vote by marking the appropriate box using black or blue ink or number 2 pencil. Please do not use fine point pens. Example: [X]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

1.       To elect the following four nominees as Trustees:

         James H. Lowry             Carla S. Carstens
         JoAnn Sannasardo Lilek     Robert M. Steiner

         [  ] FOR all nominees listed     [  ] WITHOLD AUTHORITY to vote for
              above (except as marked          all nominees listed above
              to the  contrary below)

          ----------------------------------------------------------------------
          INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S) ON THE LINE ABOVE.

PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.